Exhibit 99.1
[STERLING BANCORP LETTERHEAD]

John Tietjen Chief Financial Officer Sterling Bancorp john.tietjen@sterlingbancorp.com 212.757.8035	Rich Tauberman Investor Relations/Media Relations MWW Group rtauberman@mww.com 201.964.2408

Sterling Bancorp Reports FY 2006 Financial Results
Gross Revenue, Loans and Deposits Achieve Yearly Records
New York, NY, February 9, 2007 — Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the fiscal year and fourth quarter ended December 31, 2006.
2006 Highlights:
•	Gross revenue from continuing operations (interest income plus noninterest income) rose 10.6% year over year to a record $150.2 million.

•	Loans held in portfolio as of December 31, 2006 were a record $1,112.6 million; up 12.7% from average loans held in portfolio in 2005.

•	Total deposits as of December 31, 2006 were a record $1,522.0 million; up 5.1% from the prior year.

•	Demand deposits as of December 31, 2006 were a record $546.4 million, representing 35.9% of total deposits.

•	Net interest margin was 4.64% for the year 2006.

•	Opened branches in Jamaica, Queens and Woodbury, Long Island

•	Successfully completed the Sterling Resource Funding Corp. acquisition, expanding our position in the growing staffing industry

•	Divested Sterling Financial Services, increasing liquidity and enabling the redeployment of resources in higher growth businesses
“In 2006, the persistently flat or inverted yield curve and higher funding costs created a challenging operating environment across the banking industry. Against this difficult backdrop, Sterling built on its core businesses and reported record levels of gross revenue, loans and deposits for the year, while maintaining one of the highest net interest rate margins in the sector. We used monthly cash flows from the investment portfolio to fund loan growth and to reduce wholesale borrowings and interest rate risk on our balance sheet,” said Louis J. Cappelli, Chairman and Chief Executive Officer.
“The Sterling Resource Funding Corp. acquisition in 2006 expanded our growing commercial lending activities, enhanced our product offerings and extended our geographic scope, while increasing our penetration of the vibrant and growing staffing industry,” continued Chairman Cappelli. “Another key initiative this year was the strategic divestiture of the business of Sterling Financial Services. The proceeds, in excess of $100 million, enabled us to pay down borrowings, redeploy resources into higher growth businesses and reduce operating expenses. While maintaining our high level of customer service, our disciplined focus on noninterest expenses produced only a 2.5% increase for the year, after eliminating the impact of the Sterling Resource Funding acquisition and the divestiture of Sterling Financial Services.”
“Sterling’s business model focuses on fulfilling the needs of small and mid-sized businesses and individuals by delivering customized financial products and outstanding services,” concluded Chairman Cappelli. “In 2006, we took steps to position the company for continued success and to reinforce our commitment to enhancing shareholder value. This commitment is reflected in our focus on dividends, which currently provide a yield of approximately 4%. Sterling’s 61-year record of dividend payments, over 244 consecutive quarters, is one of the longest among publicly listed companies.”
FY 2006 and Fourth Quarter Financial Results from Continuing Operations
Net Income
Net income, after income taxes, for the fiscal year ended December 31, 2006, was $21.0 million, compared to $23.5 million for the fiscal year ended December 31, 2005. Diluted income per share, after income taxes, for the fiscal year ended December 31, 2006, was $1.09, compared to $1.19 for the fiscal year ended December 31, 2005.
Net income, after income taxes, for the fourth quarter of 2006 was $4.1 million, compared to $6.3 million for the fourth quarter of 2005. Diluted income per share, after income taxes, for the quarter ended December 31, 2006, was $0.21, compared to $0.33 for the fourth quarter of 2005.
Net Interest Income
For the fiscal year ended December 31, 2006, net interest income, on a tax-equivalent basis, was $75.3 million, compared to $76.1 million for 2005. For the fiscal year ended December 31, 2006, net interest margin, on a tax-equivalent basis, was 4.64%, compared to 4.76% for 2005.
Total interest income for the fiscal year ended December 31, 2006 was $116.6 million, up 14.4% from 2005. The increase was a result of an improved yield on loans and higher average loan balances, partially offset by a reduction in average balances in the investment portfolio. Total interest expense for the fiscal year ended December 31, 2006, was $42.0 million, compared to $26.5 million for 2005. The increase was driven principally by the higher interest-rate environment in 2006.
In the fourth quarter of 2006, net interest income, on a tax-equivalent basis, was $18.7 million, compared to $19.6 million in the fourth quarter of 2005. Net interest margin for the fourth quarter of 2006, on a tax-equivalent basis, was 4.41%, compared to 4.61% for the fourth quarter of 2005.

Total interest income for the fourth quarter of 2006 was $30.2 million, up 11.0% from the fourth quarter of 2005. The increase was a result of an improved yield on loans and higher average loan balances, partially offset by a reduction in average balances in the investment portfolio. Total interest expense for the fourth quarter of 2006 was $11.7 million, compared to $7.8 million in the fourth quarter of 2005.
Sterling’s cost of total deposits continued to be among the best in the industry, at 2.44% for the fourth quarter of 2006
Loans
Period-end loans held in portfolio, net of unearned discount, grew to a record $1,112.6 million, from $1,012.1 million at December 31, 2005.
Demand Deposits
As of December 31, 2006, demand deposits were a record $546.4 million — 35.9% of total deposits — continuing Sterling’s history of maintaining one of the highest ratios of demand to total deposits in the industry.
Noninterest Income and Noninterest Expenses
Noninterest income for the fiscal year ended December 31, 2006 was $33.7 million, compared to $34.0 million for the prior year. Increased revenue from customer-related service charges and fees, primarily due to revenues attributable to the Sterling Resource Funding Corp acquisition, were more than offset by lower revenues from mortgage-banking activities and bank-owned life insurance, coupled with higher losses from sales of available for sale securities. The decrease in mortgage-banking income was principally due to continued industry-wide yield compression, changes in the product mix of loans sold and a reduction in volume, primarily attributable to a re-engineering of the mortgage business toward more profitable Alt-A products and away from the less profitable wholesale business.
For the fourth quarter of 2006, noninterest income was $9.6 million, a 23.7% increase from $7.8 million for the fourth quarter of 2005. Higher customer-related service charges and fees were primarily due to revenues attributable to the Sterling Resource Funding Corp. acquisition. Partially offsetting that increase was a decrease in mortgage-banking income principally due to the same factors discussed above.
For the fiscal year ended December 31, 2006, noninterest expenses were $77.4 million, compared to $67.7 million for fiscal year 2005. The increase was primarily due to investments in the Sterling franchise, including the new branches and the Sterling Resource Funding Corp. acquisition, with higher expenses related to salaries, equipment and occupancy costs.
Noninterest expenses for the quarter ended December 31, 2006, were $20.6 million, compared to $17.0 million for the corresponding period of 2005.
Provision for Income Taxes
The provision for income taxes for the fiscal year 2006 was $5.4 million, a decrease of $7.7 million from the prior year. The decrease was primarily due to a $3.7 million recapture (during the first quarter of 2006) of reserves for state and local taxes, net of federal tax effect, resulting from the resolution of certain state tax issues in the first quarter of 2006; a $0.6 million recapture (during the third quarter of 2006) of reserves for state and local taxes, net of federal tax effect, resulting from the closure of certain years for local tax purposes in the third quarter of 2006; and the lower level of pre-tax income for 2006.
The provision for income taxes was $2.2 million for the fourth quarter of 2006, compared to $2.8 million for the corresponding period of 2005. The decrease was primarily due to the lower level of pre-tax income in the 2006 period.
Asset Quality
The allowance for loan losses as of December 31, 2006, was $16.3 million, or 1.46% of loans held in portfolio, compared to $15.4 million, or 1.52% of loans held in portfolio, as of December 31, 2005. As of December 31, 2006, nonperforming assets were $8.1 million, representing 0.43% of total assets.
Dividend
On December 31, 2006, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of December 15, 2006. The Company has distributed cash dividends for over 60 years, or 244 consecutive quarters. At current prices, the Company’s dividend yield is approximately 4.0%.
Conference Call
Sterling Bancorp will host a teleconference call for the financial community on February 9, 2007 at 10:00 a.m. Eastern Time to discuss the fiscal year and fourth quarter 2006 financial results. The public is invited to listen to this conference call by dialing 866-814-1917 at least 10 minutes prior to the call and entering pass code 1039713.
A replay of the conference call will be available at 1:00 p.m. Eastern Time on February 9, 2007 until 11:59 p.m. Eastern Time on Friday, February 23, 2007. The public is invited to listen to this conference call by dialing 888-266-2081 and entering pass code 1039713.
About Sterling Bancorp
Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.9 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring and accounts receivable management, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, New Jersey, Virginia and North Carolina and conducts business throughout the U.S.
Certain statements in this press release, including but not limited to, statements as to future liquidity, redeployment of resources into higher growth businesses, future interest rate risk and operating expenses and steps taken to position the Company for continued success, statements concerning future results of operations or financial position, and plans and objectives for future operations, and other statements regarding matters that are not historical facts, are “forward-looking statements” as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Forward-Looking Statements and Factors That Could Affect Future Results” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
-tables to follow-

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars and shares in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
OPERATING HIGHLIGHTS (1)
Interest income	$30,249	$27,249	$116,586	$101,888
Interest expense	11,701	7,828	42,021	26,463
Provision for loan losses	1,250	1,002	4,503	5,214
Noninterest income	9,617	7,777	33,658	34,016
Noninterest expenses	20,572	17,036	77,355	67,654
Income from continuing operations, after income taxes	4,109	6,316	20,998	23,463
(Loss)/income from discontinued operations, net of income taxes	(192)	(386)	(603)	564
Loss from sale, net of taxes	(31)	0	(9,635)	0
Net income	3,886	5,930	10,760	24,027

Income from continuing operations, after income taxes, per average common share:
Basic	0.22	0.33	1.12	1.22
Diluted	0.21	0.33	1.09	1.19
Net income per average common share:
Basic	0.20	0.31	0.57	1.25
Diluted	0.20	0.31	0.56	1.22
Cash dividends declared	0.19	0.19	0.76	0.73

Common shares outstanding:
Period end	18,605	18,835	18,605	18,835
Average Basic	18,685	19,055	18,735	19,164
Average Diluted	19,193	19,622	19,265	19,763

Return on average assets (2)	0.86%	1.33%	1.13%	1.29%
Return on average tangible equity (3)	14.13%	19.69%	17.43%	18.23%
Return on average stated equity (4)	11.80%	16.88%	14.67%	15.66%
Net interest spread, tax-equivalent basis	3.39%	3.87%	3.69%	4.09%
Net interest margin, tax-equivalent basis	4.41%	4.61%	4.64%	4.76%

ASSET QUALITY HIGHLIGHTS (1)
Period End
Net charge-offs	$1,487	$1,135	$4,774	$4,187
Nonperforming loans	5,861	3,857	5,861	3,857
Other real estate owned	2,243	860	2,243	860
Nonperforming assets	8,104	4,717	8,104	4,717

Nonperforming loans/loans (5)	0.51%	0.37%	0.51%	0.37%
Nonperforming assets/assets	0.43%	0.24%	0.43%	0.24%
Allowance for loan losses/loans (6)	1.46%	1.52%	1.46%	1.52%
Allowance for loan losses/ nonperforming loans	277.90%	398.47%	277.90%	398.47%

(1)	Unless otherwise indicated, all amounts and ratios are presented based on continuing operations.

(2)	Calculated by dividing income from continuing operations by average assets from continuing operations.

(3)	Average tangible equity represents average shareholders’ equity less average goodwill. Calculated by dividing income from continuing operations by average tangible equity.

(4)	Average stated equity is equal to average shareholders’ equity. Calculated by dividing income from continuing operations by average stated equity.

(5)	The term “loans” includes loans held for sale and loans held in portfolio.

(6)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
BALANCE SHEET HIGHLIGHTS
Period End Balances (1)
Investment securities	$569,324	$715,299	$569,324	$715,299
Loans held for sale	33,320	40,977	33,320	40,977
Loans held in portfolio, net of unearned discount	1,112,602	1,012,057	1,112,602	1,012,057
Total earning assets	1,736,507	1,769,545	1,736,507	1,769,545
Allowance for loan losses	16,288	15,369	16,288	15,369
Total assets from continuing operations	1,882,147	1,939,792	1,882,147	1,939,792
Total assets	1,885,005	2,056,042	1,885,005	2,056,042

Demand deposits	546,442	510,884	546,442	510,884
Savings, NOW and money market deposits	447,601	436,173	447,601	436,173
Time deposits	527,987	501,269	527,987	501,269
Customer repurchase agreements	52,803	61,067	52,803	61,067
Shareholders’ equity (2)	132,385	147,587	132,385	147,587

Average Balances (1)
Investment securities	$592,262	$708,133	$647,602	$713,629
Loans held for sale	38,340	56,340	40,992	53,948
Loans held in portfolio, net of unearned discount	1,078,947	949,712	1,002,688	890,085
Total earning assets	1,721,618	1,719,949	1,697,947	1,671,688
Total assets from continuing operations	1,892,543	1,877,715	1,859,330	1,820,404
Total assets	1,901,126	1,988,160	1,944,776	1,931,101

Demand deposits	448,147	466,293	439,064	452,632
Savings, NOW and money market deposits	447,387	450,698	434,167	416,614
Time deposits	536,175	522,331	517,166	520,051
Customer repurchase agreements	94,305	81,878	86,418	85,365
Shareholders’ equity (2)	138,201	148,448	143,178	149,836

Capital Ratios (2)
Tier 1 risk based	11.48%	12.03%	11.48%	12.03%
Total risk based	12.73%	13.28%	12.73%	13.28%
Leverage	7.82%	7.96%	7.82%	7.96%

Book value per common share (2)	$7.12	$7.84	$7.12	$7.84

(1)	Unless otherwise indicated, all amounts and ratios are presented based on continuing operations.

(2)	Includes the effects of discontinued operations.

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	December 31,
	2006	2005
ASSETS
Cash and due from banks	$48,863	$68,562
Interest-bearing deposits with other banks	1,261	1,212
Federal Funds Sold	20,000	0
Investment securities
Available for sale (at estimated market value)	148,421	201,259
Held to maturity (at cost)	420,903	514,040

Total investment securities	569,324	715,299

Loans held for sale	33,320	40,977

Loans held in portfolio, net of unearned discounts	1,112,602	1,012,057
Less allowance for loan losses	16,288	15,369

Loans, net	1,096,314	996,688

Customers’ liability under acceptances	98	590
Goodwill	22,862	21,158
Premises and equipment, net	11,324	10,856
Other real estate	2,243	860
Accrued interest receivable	5,845	6,116
Bank owned life insurance	27,949	26,964
Other assets	42,744	50,510

Total assets from continuing operations	1,882,147	1,939,792
Assets — discontinued operations	2,858	116,250

	$1,885,005	$2,056,042

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Demand	$546,442	$510,884
Savings, NOW and money market	447,601	436,173
Time	527,987	501,269

Total deposits	1,522,030	1,448,326

Securities sold under agreements to repurchase — customers	52,803	61,067
Securities sold under agreements to repurchase — dealers	0	88,729
Federal funds purchased	0	55,000
Commercial paper	27,562	38,191
Short-term borrowings — FHLB	0	35,000
Short-term borrowings — other	3,412	3,851
Long-term borrowings — FHLB	20,000	60,000
Long-term borrowings — subordinated debentures	25,774	25,774
Acceptances outstanding	98	590
Accrued expenses and other liabilities	100,605	91,450
Liabilities — discontinued operations	336	477

Total liabilities	1,752,620	1,908,455
Shareholders’ equity	132,385	147,587

	$1,885,005	$2,056,042

MEMORANDA
Available for sale securities — amortized cost	$152,195	$205,418
Held to maturity securities — estimated market value	411,651	504,514
Shares outstanding
Common issued	21,177,084	21,066,916
Common in treasury	2,572,368	2,231,442

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
INTEREST INCOME
Loans	$23,313	$19,317	$86,882	$69,788
Investment securities — available for sale	1,828	2,268	7,909	9,546
Investment securities — held to maturity	4,970	5,611	21,496	22,180
Federal funds sold	108	26	196	309
Deposits with other banks	30	27	103	65

Total interest income	30,249	27,249	116,586	101,888

INTEREST EXPENSE
Savings, NOW and money market deposits	2,722	1,567	8,584	4,145
Time deposits	6,081	4,077	20,427	13,990
Securities sold u/a/r — customers	1,065	605	3,501	1,907
Securities sold u/a/r — dealers	297	607	3,739	1,794
Federal funds purchased	78	260	769	647
Commercial paper	467	353	2,020	973
Short-term borrowings — FHLB	235	96	1,796	203
Short-term borrowings — other	7	8	30	25
Long-term borrowings — FHLB	225	689	1,569	3,331
Long-term subordinated debentures	524	524	2,094	2,094

Total interest expense	11,701	8,786	44,529	29,109
Interest expense allocated to discontinued operations	0	(958)	(2,508)	(2,646)

Total interest expense-continuing operations	11,701	7,828	42,021	26,463

Net interest income	18,548	19,421	74,565	75,425
Provision for loan losses	1,250	1,002	4,503	5,214

Net interest income after provision for loan losses	17,298	18,419	70,062	70,211

NONINTEREST INCOME
Customer related service charges and fees	6,475	3,692	22,347	14,649
Mortgage banking income	2,581	3,398	9,696	16,433
Trust fees	154	170	591	643
Bank owned life insurance income	272	255	985	1,402
Securities gains/(losses)	2	140	(443)	337
Other income	133	122	482	552

Total noninterest income	9,617	7,777	33,658	34,016

NONINTEREST EXPENSES
Salaries	9,193	6,615	34,766	29,647
Employee benefits	2,292	3,251	10,358	9,601

Total personnel expense	11,485	9,866	45,124	39,248
Occupancy and equipment expenses, net	2,567	2,103	9,899	8,633
Advertising and marketing	1,075	808	3,855	3,768
Professional fees	2,318	2,077	6,454	5,644
Communications	491	327	1,823	1,473
Other expenses	2,636	1,855	10,200	8,888

Total noninterest expenses	20,572	17,036	77,355	67,654

Income from continuing operations before income taxes	6,343	9,160	26,365	36,573
Provision for income taxes	2,234	2,844	5,367	13,110

Income from continuing operations	4,109	6,316	20,998	23,463
(Loss)/Income from discontinued operations, net of tax	(192)	(386)	(603)	564
Loss on sale of discontinued operations, net of tax	(31)	0	(9,635)	0

Net income	$3,886	$5,930	$10,760	$24,027

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)
(continued)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Average number of common shares outstanding
Basic	18,685,233	19,055,354	18,734,610	19,164,498
Diluted	19,192,559	19,621,935	19,265,093	19,763,352

Net income per average common share
Basic	$0.20	$0.31	$0.57	$1.25
Diluted	0.20	0.31	0.56	1.22

Income from continuing operations, per average common share
Basic	0.22	0.33	1.12	1.22
Diluted	0.21	0.33	1.09	1.19

Dividends per common share	0.19	0.19	0.76	0.73

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Net income	$3,886	$5,930	$10,760	$24,027

Other comprehensive (loss)/ income, net of tax:
Unrealized holding gains/(losses)arising during the period	284	(526)	(56)	(2,645)
Less:
Reclassification adjustment for losses/ (gains) included in net income	(1)	(75)	243	(182)
Minimum pension liability adjustment pursuant to FASB 87	(5,005)	(482)	(5,013)	(482)
Additional pension liability recorded upon adoption of FASB 158	(2,254)	0	(2,254)	0

Comprehensive income	$(3,090)	$4,847	$3,680	$20,718

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Balance, at beginning of period	$141,014	$153,451	$147,587	$148,704
Net income for period	3,886	5,930	10,760	24,027
Common shares issued under stock incentive plan and related tax benefits	22	251	1,757	4,297
Purchase of common shares for treasury	(2,021)	(7,184)	(5,831)	(10,507)
Capital stock split-cash in lieu	0	(25)	0	(25)
Cash dividends-Common shares	(3,540)	(3,591)	(14,216)	(14,035)
Surrender of shares issued under incentive compensation plan	0	(228)	(614)	(1,834)
Amortization of unearned compensation	0	66	22	269
Change in net unrealized holding gains/(losses) on available for sale securities	284	(526)	(56)	(2,645)
Reclassification adjustment for losses/(gains) included in net income	(1)	(75)	243	(182)
Minimum pension liability adjustment pursuant to FASB 87	(5,005)	(482)	(5,013)	(482)
Additional pension liability recorded upon adoption of FASB 158	(2,254)	0	(2,254)	0

Balance, at end of period	$132,385	$147,587	$132,385	$147,587

STERLING BANCORP
Average Balance Sheets[1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	December 31, 2006			December 31, 2005
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$3,319	$30	3.58%	$3,155	$27	2.68%

Investment securities — available for sale	133,622	1,610	4.82	177,889	1,983	4.46
Investment securities — held to maturity	436,056	4,970	4.56	502,159	5,611	4.47
Investment securities — tax exempt [2]	22,584	359	6.31	28,085	467	6.59

Total investment securities	592,262	6,939	4.68	708,133	8,061	4.55
Federal funds sold	8,750	108	4.83	2,609	26	3.82
Loans, net of unearned discount [3]	1,117,287	23,313	8.75	1,006,052	19,317	8.02

Total Interest-Earning Assets [2]	1,721,618	30,390	7.25%	1,719,949	27,431	6.51%

Cash and due from banks	73,005			69,231
Allowance for loan losses	(17,193)			(16,000)
Goodwill	22,843			21,158
Other	92,270			83,377
Assets — discontinued operations	8,583			110,445

Total Assets	$1,901,126			$1,988,160

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$20,363	25	0.49%	$26,866	28	0.41%
NOW	220,863	1,265	2.27	202,782	836	1.64
Money market	206,161	1,432	2.76	221,050	703	1.26
Time	534,389	6,076	4.51	519,311	4,069	3.11
Foreign
Time	1,786	5	1.02	3,020	8	1.09

Total Interest-Bearing Deposits	983,562	8,803	3.55	973,029	5,644	2.30

Borrowings
Securities sold u/a/r — customers	94,305	1,065	4.48	81,878	605	2.93
Securities sold u/a/r — dealers	21,897	297	5.39	58,020	607	4.15
Federal funds purchased	5,761	78	5.26	24,674	260	4.17
Commercial paper	36,568	467	5.06	42,017	353	3.34
Short-term borrowings — FHLB	17,174	235	5.44	8,533	96	4.43
Short-term borrowings — other	571	7	5.06	813	8	4.06
Long-term borrowings — FHLB	20,000	225	4.49	64,239	689	4.29
Long-term borrowings — sub debt	25,774	524	8.38	25,774	524	8.38

Total Borrowings	222,050	2,898	5.20	305,948	3,142	4.09

Interest-bearing liabilities allocated to discontinued operations	0	0	0.00	(98,474)	(958)	3.81

Total Interest-Bearing Liabilities	1,205,612	11,701	3.86%	1,180,503	7,828	2.64%

Noninterest-bearing demand deposits	448,147			466,293
Other liabilities	107,626			93,988
Liabilities — discontinued operations	1,540			98,928

Total Liabilities	1,762,925			1,839,712
Shareholders’ equity	138,201			148,448

Total Liabilities and Shareholders’ Equity	$1,901,126			$1,988,160

Net interest income/spread [2]		18,689	3.39%		19,603	3.87%

Net yield on interest-earning assets			4.41%			4.61%

Less: Tax-equivalent adjustment		141			182

Net interest income		$18,548			$19,421

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Average Balance Sheets[1]
(Unaudited)
(dollars in thousands)

	Twelve Months Ended
	December 31, 2006			December 31, 2005
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$2,624	$103	4.48%	$3,040	$65	1.96%

Investment securities — available for sale	146,820	6,840	4.66	192,354	8,438	4.39
Investment securities — held to maturity	473,608	21,496	4.54	495,187	22,180	4.48
Investment securities — tax exempt [2]	27,174	1,760	6.47	26,088	1,816	6.96

Total investment securities	647,602	30,096	4.65	713,629	32,434	4.55
Federal funds sold	4,041	196	4.84	10,986	309	2.81
Loans, net of unearned discount [3]	1,043,680	86,882	8.97	944,033	69,788	7.99

Total Interest-Earning Assets [2]	1,697,947	117,277	7.23%	1,671,688	102,596	6.41%

Cash and due from banks	64,598			62,162
Allowance for loan losses	(16,741)			(15,730)
Goodwill	22,714			21,158
Other	90,812			81,126
Assets — discontinued operations	85,446			110,697

Total Assets	$1,944,776			$1,931,101

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$23,050	101	0.44%	$28,150	113	0.40%
NOW	197,587	3,787	1.92	160,944	1,576	0.98
Money market	213,530	4,696	2.20	227,520	2,456	1.08
Time	514,452	20,399	3.97	517,038	13,957	2.70
Foreign
Time	2,714	28	1.03	3,013	33	1.09

Total Interest-Bearing Deposits	951,333	29,011	3.05	936,665	18,135	1.94

Borrowings
Securities sold u/a/r — customers	86,418	3,501	4.05	85,365	1,907	2.23
Securities sold u/a/r — dealers	74,057	3,739	5.05	52,199	1,794	3.44
Federal funds purchased	15,133	769	5.08	17,992	647	3.60
Commercial paper	44,539	2,020	4.53	37,302	973	2.61
Short-term borrowings — FHLB	34,444	1,796	5.21	5,277	203	3.84
Short-term borrowings — other	613	30	4.96	744	25	3.35
Long-term borrowings — FHLB	34,164	1,569	4.59	80,740	3,331	4.13
Long-term borrowings — sub debt	25,774	2,094	8.38	25,774	2,094	8.38

Total Borrowings	315,142	15,518	4.94	305,393	10,974	3.59

Interest-bearing liabilities allocated to discontinued operations	(78,054)	(2,508)	3.17	(99,317)	(2,646)	2.63

Total Interest-Bearing Liabilities	1,188,421	42,021	3.54%	1,142,741	26,463	2.32%

Noninterest-bearing demand deposits	439,064			452,632
Other liabilities	95,302			85,994
Liabilities — discontinued operations	78,811			99,898

Total Liabilities	1,801,598			1,781,265
Shareholders’ equity	143,178			149,836

Total Liabilities and Shareholders’ Equity	$1,944,776			$1,931,101

Net interest income/spread [2]		75,256	3.69%		76,133	4.09%

Net yield on interest-earning assets			4.64%			4.76%

Less: Tax-equivalent adjustment		691			708

Net interest income		$74,565			$75,425

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	December 31, 2006
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$0	$3	$3

Investment securities — available for sale	(525)	152	(373)
Investment securities — held to maturity	(754)	113	(641)
Investment securities — tax exempt	(89)	(19)	(108)

Total investment securities	(1,368)	246	(1,122)

Federal funds sold	73	9	82
Loans, net of unearned discounts [3]	2,192	1,804	3,996

TOTAL INTEREST INCOME	$897	$2,062	$2,959

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(8)	$5	$(3)
NOW	81	348	429
Money market	(50)	779	729
Time	121	1,886	2,007
Foreign
Time	(2)	(1)	(3)

Total interest-bearing deposits	142	3,017	3,159

Borrowings
Securities sold under agreements to repurchase — customers	103	357	460
Securities sold under agreements to repurchase — dealers	(454)	144	(310)
Federal funds purchased	(237)	55	(182)
Commercial paper	(50)	164	114
Short-term borrowings — FHLB	113	26	139
Short-term borrowings — other	(3)	2	(1)
Long-term borrowings — FHLB	(495)	31	(464)
Long-term borrowings — subordinated debentures	0	0	0

Total borrowings	(1,023)	779	(244)

Less: interest-bearing liabilities allocated to discontinued operations	479	479	958

TOTAL INTEREST EXPENSE	$(402)	$4,275	$3,873

NET INTEREST INCOME	$1,299	$(2,213)	$(914)

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

STERLING BANCORP
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Twelve Months Ended
	December 31, 2006
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(11)	$49	$38

Investment securities — available for sale	(2,093)	495	(1,598)
Investment securities — held to maturity	(978)	294	(684)
Investment securities — tax exempt	3	(59)	(56)

Total investment securities	(3,068)	730	(2,338)

Federal funds sold	(261)	148	(113)
Loans, net of unearned discounts [3]	7,906	9,188	17,094

TOTAL INTEREST INCOME	$4,566	$10,115	$14,681

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(22)	$10	$(12)
NOW	424	1,787	2,211
Money market	(160)	2,400	2,240
Time	(71)	6,513	6,442
Foreign
Time	(3)	(2)	(5)

Total interest-bearing deposits	168	10,708	10,876

Borrowings
Securities sold under agreements to repurchase — customers	23	1,571	1,594
Securities sold under agreements to repurchase — dealers	919	1,026	1,945
Federal funds purchased	(114)	236	122
Commercial paper	219	828	1,047
Short-term borrowings — FHLB	1,497	96	1,593
Short-term borrowings — other	(5)	10	5
Long-term borrowings — FHLB	(2,099)	337	(1,762)
Long-term borrowings — subordinated debentures	0	0	0

Total borrowings	440	4,104	4,544

Less: interest-bearing liabilities allocated to discontinued operations	618	(480)	138

TOTAL INTEREST EXPENSE	$1,226	$14,332	$15,558

NET INTEREST INCOME	$3,340	$(4,217)	$(877)

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.